SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE


               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________


                            THE CHASE MANHATTAN BANK
               (Exact name of trustee as specified in its charter)


New York                                               13-4994650
(State of incorporation                             (I.R.S. employer
if not a national bank)                             identification No.)

270 Park Avenue
New York, New York                                         10017
(Address of principal executive offices)                 (Zip Code)


                               William H. McDavid
                                 General Counsel
                                 270 Park Avenue

                            New York, New York 10017
                               Tel: (212) 270-2611
            (Name, address and telephone number of agent for service)


                Residential Funding Mortgage Securities II, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                              41-1808858
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification No.)

8400 Normandale Lake Boulevard
Minneapolis, MN                                            55437
(Address of principal executive offices)               (Zip Code)


                       Home Equity Loan-Backed Term Notes
                       (Title of the indenture securities)


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                                     GENERAL

Item 1.   General Information.

          Furnish the following information as to the trustee:


     (a)  Name and address of each examining or  supervising  authority to which it is subject. New York State Banking Department, Suite 2310, 5 Empire

          State Plaza, Albany, New York 12223. Board of Governors of the Federal

          Reserve System 20th and C Street NW,  Washington,  D.C., 20551 Federal

          Reserve Bank of New York, District No. 2, 33 Liberty Street, New York,

          N.Y. 10045.  Federal Deposit  Insurance  Corporation,  550 Seventeenth

          Street NW Washington, D.C., 20429.


     (b)  Whether it is authorized to exercise corporate trust powers. Yes.


Item 2.   Affiliations with the Obligor.

          If the  obligor is an  affiliate  of the  trustee, describe each such affiliation.

          None.





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Item 16.   List of Exhibits

           List below all exhibits filed as a part of this Statement of Eligibility.

           1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

           2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

           3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

           4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

           5.  Not applicable.

           6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

           7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

           8.  Not applicable.

           9.  Not applicable.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 18th day of September, 2000.

                                                 THE CHASE MANHATTAN BANK
                                                 By  /S/ Mark McDermott
                                                     Mark McDermott
                                                     Trust Officer
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                              Exhibit 7 to Form T-1


                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                       CONSOLIDATED REPORT OF CONDITION OF

                            The Chase Manhattan Bank
                  of 270 Park Avenue, New York, New York 10017
                     and Foreign and Domestic Subsidiaries,
                     a member of the Federal Reserve System,

                   at the close of business March 31, 2000, in
               accordance with a call made by the Federal Reserve
               Bank of this District pursuant to the provisions of
                            the Federal Reserve Act.

                                                           Dollar Amounts
           ASSETS                                          in Millions

Cash and balances due from depository institutions:
     Noninterest-bearing balances and
     currency and coin .....................................$ 13,460
     Interest-bearing balances ................................3,696
Securities:  ..................................................
Held to maturity securities......................................671
Available for sale securities.................................56,085
Federal funds sold and securities purchased under
     agreements to resell ....................................31,833
Loans and lease financing receivables:
     Loans and leases, net of unearned income    $132,562
     Less: Allowance for loan and lease losses      2,188
     Less: Allocated transfer risk reserve               0
     Loans and leases, net of unearned income,
     allowance, and reserve .................................130,374
Trading Assets ...............................................50,488
Premises and fixed assets (including capitalized
     leases)...................................................3,391
Other real estate owned...........................................32

Investments in unconsolidated subsidiaries and
     associated companies........................................231
Customers' liability to this bank on acceptances
     outstanding ................................................630
Intangible assets ..............................................3,891
Other assets ..................................................17,423
                                                               ------
TOTAL ASSETS ................................................$312,205


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                                   LIABILITIES

Deposits

     In domestic offices ...................................$103,709
     Noninterest-bearing ............................$41,611
     Interest-bearing ............................... 62,098
     In foreign offices, Edge and Agreement
     subsidiaries and IBF's ..................................80,379
Noninterest-bearing ..........................................$4,920
     Interest-bearing ........................................75,459

Federal funds purchased and securities sold under agree-
ments to repurchase ..........................................54,265
Demand notes issued to the U.S. Treasury ........................529
Trading liabilities ..........................................31,970
Other borrowed money (includes mortgage indebtedness
     and obligations under capitalized leases):
     With a remaining maturity of one year or less ............4,764
       With a remaining maturity of more than one year
            through three years....................................0
       With a remaining maturity of more than three years.........99
Bank's liability on acceptances executed and outstanding         630
Subordinated notes and debentures .............................5,430
Other liabilities ............................................11,663

TOTAL LIABILITIES ...........................................293,438

                                                    EQUITY CAPITAL

Perpetual preferred stock and related surplus                      0
Common stock ..................................................1,211
Surplus  (exclude all surplus related to preferred stock).....11,066
Undivided profits and capital reserves ........................7,698
Net unrealized holding gains (losses)
on available-for-sale securities .............................(1,224)
Accumulated net gains (losses) on cash flow hedges.................0
Cumulative foreign currency translation adjustments ..............16
TOTAL EQUITY CAPITAL .........................................18,767
                                                              ------
TOTAL LIABILITIES AND EQUITY CAPITAL ........................$312,205

I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                                    JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the in- structions issued by the appropriate Federal regulatory authority and is true and correct.

                                        DIRECTORS

                                        WILLIAM B. HARRISON, JR.)
                                        HAROLD S. HOOK)
                                        MARINA  v.N. WHITMAN )



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